Exhibit 10.6
FORM OF OPERATING AGREEMENT
(Summary Translation)
This Agreement is made and entered into by the Parties below on [specify date] in [specify city], People’s Republic of China (“China”).
Party A: [specify name of a subsidiary of SouFun Holdings Limited] of [specify address];
Party B: [specify name of a consolidated controlled entity] of [specify address];
Party C: [specify name of shareholder of Party B] of [specify address]; and
Party D: [specify name of shareholder of Party B] of [specify address].
WHEREAS:
1.	Party A is a wholly foreign owned enterprise established in China;

2.	Party B is a wholly domestically funded company registered in China, with the approval of [specify city] Administration of Industry and Commerce to engage in the advertising business;

3.	Party A and Party B have established a business relationship through an Exclusive Technical Consultancy and Services Agreement;

4.	Pursuant to the Exclusive Technical Consultancy and Services Agreement between Party A and Party B, Party B shall pay Party A certain specified amounts, which have not yet been paid by Party B, while Party B’s daily operations have a material effect on the ability of Party B to pay such remuneration to Party A;

5.	Party C is a shareholder of Party B, holding [specify percentage]% equity interests in Party B;

6.	Party D is a shareholder of Party B, holding [specify percentage]% equity interests in Party B; and

7.	Party A, Party B, Party C and Party D hereby agree to further identify matters in relation to the operation of Party B’s business pursuant to this Agreement.
NOW, THEREFORE, the Parties hereof through negotiation agree as follows:
1.	When Party B enters into a business contract or agreement with any third party (“Third Party”) and is in line with the relevant terms and conditions hereunder, Party A hereby agrees that it shall sign, with such Third Party upon its request, a written agreement to be the performance guarantor of Party B by furnishing complete guaranty for Party B’s performance under such contract or agreement in order to ensure the normal operation of Party B’s business. As counter security, Party B hereby agrees that it shall mortgage to Party A its accounts receivable and all of its assets.

2.	In accordance with the provisions of Article 1 and in order to guarantee the performance of all business agreements, including the Exclusive Technical Consultancy and Services Agreement, between Party A and Party B, and the disbursement of all accounts payable by Party B to Party A under the Exclusive Technical Consultancy and Services Agreement, Party B and its shareholders, Party C and Party D, hereby agree that Party B, without the prior written consent of Party A or its designee, shall not engage in any transaction that may materially affect the assets, obligations, rights and operations of Party B, including but not limited to the following:
2.1	borrowing money or undertaking any obligation from any Third Party;

2.2	selling to or acquiring from any Third Party any assets or rights, including but not limited to any intellectual property rights;

2.3	providing security with the title of its assets or intellectual property rights for the benefit of any Third Party; and

2.4	Transferring rights and obligations herein to any Third Party.
3.	In order to guarantee the performance of all business agreements, including the Exclusive Technical Consultancy and Services Agreement, between Party A and Party B, and the payment of all accounts payable by Party B to Party A under the Exclusive Technical Consultancy and Services Agreement, Party B and its shareholders, Party C and Party D, hereby agree to accept company policies and instructions provided by Party A from time to time on the employment and termination of working staff, daily operations and management, and financial management systems and other similar policies.

4.	Party B and its shareholders, Party C and Party D, hereby agree that Party B, Party C and Party D shall appoint the persons designated by Party A to be the directors of Party B, and senior management personnel employed by, and as designated by, Party A to be the general manager, chief financial officer and other senior management personnel of Party B. If the aforesaid directors or senior management personnel designated by Party A leave Party A, regardless of whether they resign or are dismissed by Party A, such persons shall lose the qualification of being in charge of any post of Party B. Under such circumstances, Party B, Party C and Party D shall appoint other senior management personnel designated by Party A to assume such posts.

5.	Party C and Party D hereby agree that they shall, concurrently with the execution this Agreement, execute a corresponding Shareholders’ Proxy Agreement under which Party C and Party D shall authorize and entrust Party A or a person designated by Party A to exercise any and all shareholders’ rights of Party C and Party D to vote pursuant to provisions of laws and Party B’s Articles of Association.

6.	Party B and its shareholders, Party C and Party D, hereby agree and confirm that, apart from the agreed provisions in Article 1 herein, if Party B is in need of any other guaranty for Party B’s performance or security for borrowing to finance its working capital, it shall first seek guaranty or security from Party A. Under such circumstances,

Party A is entitled to decide whether to furnish proper guaranty or security for Party B based on Party A’s own judgment. If Party A decides not to furnish such guaranty or security for Party B, it shall notify Party B in writing in time, and thereafter, Party B can seek guaranty or security from any Third Party.

7.	In case of the termination or expiry of any agreement between Party A and Party B, Party A is entitled, but not obligated, to terminate all other agreements between Party A and Party B, including but not limited to the Exclusive Technical Consultancy and Services Agreement.

8.	Amendments and supplements to this Agreement shall be made in writing. Such amendments and supplements properly signed by the Parties shall constitute an integral part of this Agreement with the same validity.

9.	This Agreement shall be governed by and interpreted in accordance with the PRC law, excluding, for purposes of this Agreement, the laws of Taiwan, the Hong Kong Special Administration Region or the Macau Special Administration Region.

10.	Dispute Settlement

Any dispute arising from the interpretation of or the performance of the terms and conditions hereunder shall be settled through bona fide negotiations. If such dispute cannot be so settled, it may be submitted by any Party to the China International Economic and Trade Arbitration Commission and arbitrated in Beijing, China pursuant to the current arbitration rules. The language for arbitration will be Chinese. The arbitration award shall be accepted as final and binding upon the Parties.

11.	Notice

Any notice or other communication sent by any Party shall be written in Chinese, and sent by mail or facsimile transmission to the addresses of the other Parties set forth below or to other designated addresses previously notified by any such other Party. If any Party changes its address, it shall notify the other Parties of such change in a timely and effective manner. The dates on which such notices are deemed to have been effectively given shall be determined as follows:
(A)	Notices given by personal delivery shall be deemed effectively given on the date of personal delivery;

(B)	Notices sent by registered airmail (postage prepaid) shall be deemed effectively given on the seventh (7th) day after the date on which they were mailed (as indicated by the postmark);

(C)	Notices sent by a courier recognized by the Parties shall be deemed effectively given on the third (3rd) day after they were sent to such courier service agency; and

(D)	Notices sent by facsimile transmission shall be deemed effectively given on the first business day following the date of transmission, as indicated on the document.
Party A: [specify]
Address: [specify]
Fax: [specify]
Tel: [specify]
Attention: [specify]
Party B: [specify]
Address: [specify]
Fax: [specify]
Tel: [specify]
Attention: [specify]
Party C: [specify]
Address: [specify]
Fax: [specify]
Tel: [specify]
Party D: [specify]
Address: [specify]
Fax: [specify]
Tel: [specify]
12.	This Agreement shall come into force upon signature by authorized representatives of the Parties hereof on the date contained at the beginning. This Agreement shall remain valid for ten (10) years unless it is terminated in advance pursuant to the terms and conditions hereunder. Party B, Party C and Party D hereby agree that the term of this Agreement, upon Party A’s confirmation before termination, can be extended to a date designated in Party A’s written confirmation.

13.	This Agreement shall be terminated on the expiry date unless validity of the terms and conditions concerned herein is extended. During the term, Party B, Party C and Party D shall not terminate this Agreement. Notwithstanding the above, Party A can terminate this Agreement at any time by notifying Party B, Party C and Party D in writing thirty (30) days in advance.

14.	This Agreement shall be binding upon each Party’s successors and transferees permitted under this Agreement in the same effect as if they were contracting parties to this Agreement.

Party A: [specify]
Signed by
Name of Authorized Representative:
Party B: [specify]
Signed by
Name of Authorized Representative:
Party C: [specify]
Signed by
Party D: [specify]
Signed by